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                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 26, 1995

                           Stuart Entertainment, Inc.
               (Exact Name of Registrant as Specified in Charter)

  Delaware                          0-10737                     84-0402207
 (State of                        (Commission                  (IRS Employer
incorporation)                    File Number)               Identification No.)

                3211 Nebraska Avenue, Council Bluffs, Iowa 51501
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (712) 323-1488

                                 Not Applicable
          (Former Name or Former Address, if Change Since Last Report)


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Item 5.  Other Events.

         See the Press Release attached hereto as Exhibit 20.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 20.  Press Release dated July 26, 1995



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       STUART ENTERTAINMENT, INC.

Date:  July 28, 1995                   By /s/John A. McCray
                                         ---------------------------------------
                                           John A. McCray, Director of Finance

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                                 EXHIBIT INDEX

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EXHIBIT NO.                          EXHIBIT DESCRIPTION                    PAGE
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
   20                         Press Release dated July 26, 1995

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